EXHIBIT 10.1

SECOND AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (the “Amendment”), is entered into as of February 29, 2016, by and among PACIFIC WESTERN BANK, a California state chartered bank (“Bank”) and HEAT BIOLOGICS, INC., HEAT BIOLOGICS I, INC., HEAT BIOLOGICS III, INC., and HEAT BIOLOGICS IV, INC. (individually and collectively referred to as “Borrower”).

RECITALS

Borrower and Bank (as successor in interest by merger to Square 1 Bank) are parties to that certain Loan and Security Agreement dated as of August 22, 2014 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)

Pursuant to Section 6.2(iii) of the Agreement, Borrower is required to deliver to Bank an annual budget approved by Borrower’s Board of Directors as soon as available but not later than 45 days after the beginning of each fiscal year of Borrower.  As of the date hereof Borrower has not yet delivered to Bank such annual budget for the 2016 fiscal year of Borrower, resulting in an Event of Default under the Agreement (such default, the "2016 Budget Default").  Bank hereby waives the 2016 Budget Default, and extends the due date for Borrower to provide such annual budget for the 2016 fiscal year to April 1, 2016.

2)

Section 6.7(e) of the Agreement is hereby amended and restated, as follows:

(e) Enrollment in DURGA Clinical Trial.  On or before September 30, 2016, Borrower shall have enrolled at least eighteen (18) patients in Borrower's DURGA (HS-110) clinical trial.

3)

A new Section 6.7(f) is hereby added to the Agreement, as follows:

(f) Favorable Phase 2 Data.  On or before December 31, 2016, Borrower shall have received a favorable data readout from the Phase 2 randomized trial arms evaluating Borrower's HS-410 product.

4)

A new Section 6.7(g) is hereby added to the Agreement, as follows:

(g) Setting of Additional Financial Covenants.  After December 31, 2016, Bank and Borrower shall set additional milestone covenants based upon a Board-approved plan of Borrower sufficient to fund the operations necessary to achieve such milestones.  Such milestone covenants and plan shall be mutually acceptable to Borrower and Bank, and such milestone covenants shall be incorporated into this Agreement through a written amendment, which Bank and Borrower hereby agree to execute promptly.

5)

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

6)

Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

7)

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

8)

As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)

this Amendment, duly executed by each Borrower;

b)

payment of all Bank Expenses, including Bank’s expenses for the documentation of this Amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and

c)

such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

HEAT BIOLOGICS, INC.		PACIFIC WESTERN BANK

By:	/s/ Jeffrey Wolf	By:	/s/ Ashley N. Pittman
Name:	Jeffrey Wolf	Name:	Ashley Pittman
Title:	Chief Executive Officer	Title:	Vice President

HEAT BIOLOGICS I, INC.

By:	/s/ Jeffrey Wolf
Name:	Jeffrey Wolf
Title:	Chief Executive Officer

HEAT BIOLOGICS III, INC.

By:	/s/ Jeffrey Wolf
Name:	Jeffrey Wolf
Title:	Chief Executive Officer

HEAT BIOLOGICS IV, INC.

By:	/s/ Jeffrey Wolf
Name:	Jeffrey Wolf
Title:	Chief Executive Officer

[Signature Page to Second Amendment to Loan and Security Agreement]